UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 13, 2016

HELMERICH & PAYNE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-4221	73-0679879
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1437 South Boulder Avenue, Suite 1400

Tulsa, Oklahoma 74119

(Address of principal executive offices)

(918) 742-5531

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 1.01                                  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On July 13, 2016, Helmerich & Payne, Inc. (the “Parent”) and Helmerich & Payne International Drilling Co. (the “Borrower”), entered into a credit agreement (the “Credit Agreement”) with Wells Fargo Bank, National Association (“Wells Fargo Bank”), as administrative agent and swingline lender for a syndicate of other financial institutions.  The Credit Agreement provides for a $300 million senior unsecured revolving credit facility (the “Facility”) available for borrowings with a sublimit of $75 million for the issuance of letters of credit.  The Facility contains an accordion feature, which can allow the Facility to expand by up to an additional $200 million subject to lender approval.  Borrowings under the Facility will accrue interest based on spreads over either the London Interbank Offered Rate (LIBOR) or a bank base rate.  Spreads over each loan are pre-determined according to the Parent’s funded leverage ratio.  Negative covenants in the Facility restrict (a) the Parent to a funded leverage ratio of less than 50% at the end of each fiscal quarter and (a) the debt of the Parent’s subsidiaries that are not guarantors to 17.5% of the net worth of the Parent.

To date, no borrowings have been made under the Facility.  Borrowed funds are to be used for general corporate purposes including the funding of capital expenditures.  As a condition to the closing of the Facility, the Borrower will pay in full and terminate all commitments under the Borrower’s existing credit agreement dated May 25, 2012, among the Borrower, the Parent and Wells Fargo Bank (the “Existing Credit Agreement”), as previously disclosed in the Parent’s Current Report on Form 8-K filed on May 31, 2012.  Letters of credit under the Existing Credit Agreement will be rolled over to and deemed issued under the Credit Agreement.

The description above is a summary and is qualified in its entirety by the Credit Agreement, which is incorporated herein by reference and attached to this report as Exhibit 10.1.

ITEM 2.03                                  CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth above under “Item 1.01. Entry into a Material Definitive Agreement” is hereby incorporated by reference into this Item 2.03.

ITEM 9.01                                  FINANCIAL STATEMENTS AND EXHIBITS

(d)                                 Exhibits.

Exhibit No.	Description

10.1	Credit Agreement dated July 13, 2016, among Helmerich & Payne, Inc., Helmerich & Payne International Drilling Co. and Wells Fargo Bank, National Association

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized the undersigned to sign this report on its behalf.

HELMERICH & PAYNE, INC.
(Registrant)

/s/ Jonathan M. Cinocca
Jonathan M. Cinocca
Corporate Secretary

DATE: July 13, 2016

EXHIBIT INDEX

Exhibit No.	Description

10.1	Credit Agreement dated July 13, 2016, among Helmerich & Payne, Inc., Helmerich & Payne International Drilling Co. and Wells Fargo Bank, National Association